Supplement, dated August 23, 2016

to Prospectus, dated May 1, 2016

SUPPLEMENT

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

TDA, IRA, VEC AND FPA CONTRACTS

Effective on October 1, 2016 (the “Change Date”), we will reduce the Standard Separate Account Annual Expenses to 0.90% for Traditional IRA, Roth IRA, Inherited IRA and FPA Contracts.

In the Tables of Annual Expenses on page 4 of the Prospectus, replace Section II. with the following:

II.	The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses. We are reducing our Separate Account Annual Expenses for Traditional IRA, Roth IRA, Inherited IRA and FPA contracts commencing on October 1, 2016. The date the changes take effect is referred to in this prospectus as the “Change Date.” You should not rely on the figures in the column labeled “Prior to the Change Date” on and after the Change Date.

	TDA, SEP IRA, SIMPLE IRA, VEC Maximum		TDA, SEP IRA, SIMPLE IRA, VEC Standard		TDA Tier 1 Reduced Fees (2)		TDA Tier 2 Reduced Fees (2)		TDA Tier 3 Reduced Fees (2)
Annual Contract Fee	$24		$24	(1)	$24	(1)	$24	(1)	$24	(1)
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	up to 2.00	%(4)	.20%		.15%		.15%		.20%
Administrative Charges	up to 2.00	%(4)	.50%		.10	%(2)	.15	%(2)	.20	%(2)
Distribution Expense Charge	up to 2.00	%(4)	.50%		.10	%(2)	.15	%(2)	.20	%(2)

Total Separate Account Annual Expenses	2.00%		1.20	%(3)	.35	%(2)(3)	.45	%(2)(3)	.60	%(2)(3)

	Traditional IRA, Roth IRA, Inherited IRA and FPA Maximum		Prior to the Change Date Traditional IRA, Roth IRA, Inherited IRA and FPA Standard		On and After the Change Date Traditional IRA, Roth IRA, Inherited IRA and FPA Standard
Annual Contract Fee	$24		$24	(1)	$24	(1)
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	up to 2.00	%(4)	.20%		.20%
Administrative Charges	up to 2.00	%(4)	.50%		.35%
Distribution Expense Charge	up to 2.00	%(4)	.50%		.35%

Total Separate Account Annual Expenses	2.00%		1.20	%(3)	.90	%(3)

(1)

Annual Contract Fee. The Annual Contract Fee of $24.00 is charged at a rate of $2 per month. When referring to the monthly installment of the Annual Contract Fee we use the term “Monthly Participant Charge.” Unless you use eDocuments, a feature that offers Participants a way to electronically receive communications and reports (See “Definitions we use in this Prospectus” for a description of eDocuments) you pay the lesser of a monthly amount of $2.00, or  1⁄12 of 1.00% of your Account Value. An employer under a TDA, SEP IRA or SIMPLE IRA Contract may elect to pay your monthly charges, in which case we do not deduct the Monthly Participant Charge. We currently do not impose this charge each month if you meet the conditions listed in “Charges You or Your Employer Will Pay—Monthly Participant Charge.”
(2)	TDA Reduced Fees. TDA Plans may become eligible for the Tier 1 Reduced Fee, Tier 2 Reduced Fee and Tier 3 Reduced Fee if they have minimum amounts of assets in the Separate Account ($20 million for the Tier 1 Reduced Fee, $5 million for the Tier 2 Reduced Fee and $2 million for the Tier 3 Reduced Fee) and satisfy the other criteria specified in “Charges You or Your Employer Will Pay” and “Charges Under the Contracts.”
(3)	Adviser Reimbursements. All Contracts with assets invested in the American Century VP Capital Appreciation Fund, PIMCO Variable Insurance Trust Real Return Portfolio, Fidelity VIP Funds and T. Rowe Price Blue Chip Growth Portfolio qualify for a reduction in the Separate Account fees they pay with respect to the assets invested in such funds equal to reimbursements we receive from service providers to those funds. For more information see “Charges You or Your Employer Will Pay” and “Charges under the Contracts.”
(4)	Expense Risk Fee, Administrative Charges and Distribution Expense Charge may not exceed 2.00% in the aggregate.

Under the Charges under the Contracts section beginning on page 9 of the Prospectus, replace Standard Fees and Maximum Fees with the following:

TDA, SEP IRA, SIMPLE IRA and VEC Standard Fees and Maximum Fees and, Prior to the Change Date, Traditional IRA, Roth IRA, Inherited IRA and FPA Standard Fees and Maximum Fees:

The standard Separate Account charges, totaling 1.20%, subject to reduction as noted below for assets in the American Century VP Capital Appreciation Fund, PIMCO Variable Insurance Trust Real Return Portfolio, Fidelity VP Funds and T. Rowe Price Blue Chip Growth Portfolio, include:

•	An administrative expense charge at an annual rate of 0.50%;

•	A charge at an annual rate of 0.50% for expenses related to the distribution of the Contracts; and

•	A charge at an annual rate of 0.20% for assuming certain expense risks under the Contracts.

The administrative expense charge and the distribution expense charge are reduced by reimbursements from certain fund advisers. See “Charges You or Your Employer Will Pay.”

The maximum Separate Account charges that may be charged under the Contracts are 2.00%. Each of the administrative expense charge, the distribution expense charge and the expense risk charge may be increased, but only to an aggregate of 2.00% for all such charges.

Traditional IRA, Roth IRA, Inherited IRA and FPA Standard Fees and Maximum Fees On and After the Change Date:

The standard Separate Account charges, totaling 0.90%, subject to reduction as noted below for assets in the American Century VP Capital Appreciation Fund, PIMCO Variable Insurance Trust Real Return Portfolio, Fidelity VP Funds and T. Rowe Price Blue Chip Growth Portfolio, include:

•	An administrative expense charge at an annual rate of 0.35%;

•	A charge at an annual rate of 0.35% for expenses related to the distribution of the Contracts; and

•	A charge at an annual rate of 0.20% for assuming certain expense risks under the Contracts.

The administrative expense charge and the distribution expense charge are reduced by reimbursements from certain fund advisers. See “Charges You or Your Employer Will Pay.”

The maximum Separate Account charges that may be charged under the Contracts are 2.00%. Each of the administrative expense charge, the distribution expense charge and the expense risk charge may be increased, but only to an aggregate of 2.00% for all such charges.

Under the Charges You or Your Employer Will Pay section, replace the first paragraph of the section titled Separate Account Charge on page 24 of the Prospectus with the following:

Separate Account Charge

The standard Annual Separate Account Expense including the Administrative Charges, Distribution Expense Charge and Expense Risk Charge discussed in more detail below, is 1.20% for all contracts prior to the Change Date, and on and after the Change Date will remain 1.20% for TDA, SEP IRA, SIMPLE IRA and VEC Contracts, and will be 0.90% for Traditional IRA, Roth IRA, Inherited IRA and FPA Contracts. Certain TDA contracts may be eligible for Tier 1 Reduced Fees, Tier 2 Reduced Fees or Tier 3 Reduced Fees. Only TDA contracts can be eligible for Tier 1 Reduced Fees, Tier 2 Reduced Fees or Tier 3 Reduced Fees.

Under the Charges You or Your Employer Will Pay section, replace Administrative Charges, Distribution Expense Charge and Expense Risk Charge on pages 25 and 26 with the following:

Administrative Charges.

Reduced Fees are available for TDA Contracts only. We perform administrative functions in connection with the Contracts, including receiving and allocating Contributions, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses:

For each Fund, the charge is at an annual rate of 0.50% and, for Traditional IRA, Roth IRA, Inherited IRA and FPA Contracts on and after the Change Date, 0.35% (for TDA contracts: 0.10% if the Tier 1 Reduced Fee is applicable, 0.15% if the Tier 2 Reduced Fee is applicable and 0.20% if the Tier 3 Reduced Fee is applicable), except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses from other sources.

Distribution Expense Charge.

Reduced Fees are available for TDA Contracts only. As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

For each Fund, the charge is at an annual rate of 0.50% and, for Traditional IRA, Roth IRA, Inherited IRA and FPA Contracts on and after the Change Date, 0.35% (for TDA contracts: 0.10% if the Tier 1 Reduced Fee is applicable, 0.15% if the Tier 2 Reduced Fee is applicable and 0.20% if the Tier 3 Reduced Fee is applicable), except that we reduce the distribution charge to the extent we receive a reimbursement for administrative or distribution expenses from other sources.

Expense Risk Charge.

Reduced Fees are available for TDA Contracts only. We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts, including the limitations on administrative charges and our obligation to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the term of the Contracts prior to annuitization and the lengthy period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.

For assuming expense risks under the Contracts, on each Valuation Day we make a deduction at an annual rate of 0.20% (for TDA contracts: 0.15% if the Tier 1 Reduced Fee or the Tier 2 Reduced Fee is applicable). We have the right to increase the expense charge, subject to any limitation in a Plan or Contract.

Under the Separate Account Charge Reduction—Reimbursement from American Century, PIMCO, Fidelity and T. Rowe Price section beginning on page 26, the Standard Separate Account Fee information shall apply only to TDA, SEP IRA, SIMPLE IRA and VEC contracts on and after the Change Date, and the following shall be added at the end of the section:

Traditional IRA, Roth IRA, Inherited IRA and FPA Standard Separate Account Fees on or after the Change Date:

•	Standard Charge: 0.90%

•	Charge for assets invested in Fidelity Funds: 0.80%

•	Charge for assets invested in PIMCO Variable Insurance Trust Real Return Portfolio: 0.80%

•	Charge for assets invested in T. Rowe Price Blue Chip Growth Portfolio: 0.75% (or 0.65%, if Mutual of America separate account assets in the Fund exceed $250,000,000 at all times during a month and we have been notified of, and received, the increased reimbursement)

•	Charge for assets invested in American Century VP Capital Appreciation Fund: 0.65%

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